UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 27, 2026

Massimo Group

(Exact name of registrant as specified in its charter)

Nevada	001-41994	92-0790263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 W Miller Road

Garland, TX 75041

(Address of Principal Executive Offices) (Zip Code)

(877) 881-6376

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 per share	MAMO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 27, 2026, Masimo Group (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”) at which the Company’s stockholders considered and voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2026. At the Annual Meeting, there were a total of 41,640,950 shares of common stock eligible to vote, with each share representing one vote, of 35,424,113 shares of common stock were voted in person or by proxy, representing 85.07% of the votes eligible to be cast. The final voting results for each matter are set forth in more detail below.

1.	Election of Directors.

All of the following four nominees were elected to the Company’s board of directors, in accordance with the voting results listed below, to serve for a term of one year, until the next annual meeting and until their successors have been duly elected and have qualified.

Nominee	For	Against	Withheld	Broker Non-Votes
David Shan	32,516,659	7,929	45,413	2,854,112
Paolo Pietrogrande	32,502,067	36,520	31,414	2,854,112
Mark Sheffield	32,515,544	9,043	45,414	2,854,112
Ting Zhu	32,515,589	23,008	31,404	2,854,112

2.	Ratification of the Company’s Independent Auditors.

Stockholders ratified the appointment of HHL LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026, in accordance with the voting results below.

For	Against	Abstain
35,216,134	12,298	195,681

3.	Approval of the Company’s Executive Compensation.

Stockholders approved (on an advisory basis) the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
32,503,896	37,206	28,899	2,854,112

4.	Frequency of Future Votes Regarding the Company’s Executive Compensation.

Stockholders approved (on an advisory basis) holding future advisory votes regarding the Company’s executive compensation every one year.

One Year	Two Years	Three Years	Abstain
32,552,858	3,817	7,932	5,394

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2026

MASSIMO GROUP

By:	/s/ Quenton Petersen
Name:	Quenton Petersen
Title:	Chief Executive Officer

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